                                                                  Exhibit 10.58
================================================================================

                                SUPPLEMENT TO THE


                                RESTATED MORTGAGE

                                       AND

                               SECURITY AGREEMENT


                               Made By and Between


                       CAP ROCK ELECTRIC COOPERATIVE, INC.

                                                    Mortgagor

                                       and


                            NATIONAL RURAL UTILITIES
                         COOPERATIVE FINANCE CORPORATION

                                                     Mortgagee



                                   Dated as of
                                  MAY 17, 1990


THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A UTILITY AND SECURES FUTURE ADVANCES MADE BY THE MORTGAGEE TO THE MORTGAGOR AND FUTURE OBLIGATIONS OF THE MORTGAGOR TO THE MORTGAGEE.


THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

================================================================================



CFC Electric Mortgage for Non-REA Borrowers


CFC Form C49
5/90

         SUPPLEMENT, dated as of MAY 17 ,1990, to the RESTATED MORTGAGE AND SECURITY AGREEMENT made by and between CAP ROCK ELECTRIC COOPERATIVE, Inc. (hereinafter called the "Mortgagor"), a corporation existing under the laws of the State of TEXAS, and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (hereinafter called "CFC" or "Mortgagee"), a corporation existing under the laws of the District of Columbia.

         WHEREAS, the Mortgagor, for value received, has heretofore duly authorized and executed, and has delivered to Mortgagee, or has assumed the payment of, a certain mortgage note, or certain mortgage notes, all payable to the order of Mortgagee, in installments of which the certain mortgage note or notes (hereinafter collectively called the "Outstanding Note(s)") identified in the Instruments Recital are now outstanding and owned by Mortgagee; and

         WHEREAS, the Outstanding Notes are secured by the security instrument(s) including this Supplement to the Restated Mortgage and Security Agreement (hereinafter collectively called the "Mortgage") made by the Mortgagor to the Mortgagee and identified in the Instrument Recital; and

         WHEREAS, the Mortgagor has determined to borrow additional funds from Mortgagee and has accordingly duly authorized, executed and delivered to Mortgagee its mortgage note or notes (identified in the Instruments Recital and hereinafter collectively called the "Notes") to be secured by the Mortgage, as amended and supplement hereby, of the property hereinafter described; and

         WHEREAS, the instruments referred to in the preceding recitals and the Maximum Debt Limit referred to in Appendix A of the Restated Mortgage and Security Agreement, as amended hereby are identified as follows:

                               INSTRUMENTS RECITAL

"Current CFC Note"              (Of even date herewith):
                                   Interest Rate
PRINCIPAL AMOUNT                    (PER ANNUM)               FINAL PAYMENT DATE

$1,612,903                      At the rate or rates set      March 22, 2025
                                forth in the loan agree-
                                ment dated as of even date
                                herewith between Mortgagee
                                and Mortgagor

"Outstanding Note(s)"

FIFTEEN (15) certain mortgage Note(s) in an aggregate principal amount of $46,158,594, all of which will finally mature on or before March 22, 2025

"Mortgage":

Instrument                                                    Date
----------                                                    ----
1.       Supplemental Mortgage and Security Agreement         May 15, 1973
2.       Supplement to the Supplemental Mortgage and          March 18, 1982
         Security Agreement
3.       Restated Mortgage and Security Agreement             Sept. 21, 1988

"Maximum Debt Limit", as amended hereby, shall be one hundred million dollars ($100,000,000).


         WHEREAS, Mortgagee is the owner of the Outstanding Note(s) and the Mortgage; and

         WHEREAS, it was the intention of the Mortgagor at the time of the execution of the Mortgage (or, if the Mortgage consists of more than one instrument, at the time of the execution of the earliest instrument thereof) that the property of the Mortgagor of the classes described therein, as being mortgaged or pledged thereby, or intended so to be, whether then owned or thereafter acquired, would secure certain notes of the Mortgagor executed and delivered prior to the execution and delivery of the Mortgage (or, if the Mortgage consists of more than one instrument, prior to the execution and delivery of the earliest instrument thereof), and certain notes of the Mortgagor when and as executed and delivered under and pursuant to the Mortgage, as from time to time amended or supplemented, and it is intended by the Mortgagor to confirm hereby the Mortgage and the property therein described as being mortgaged or pledged, or intended so to be, as security for the Outstanding Notes, and other notes of the Mortgagor when and as executed and delivered under and pursuant to the Mortgage, as amended and supplemented hereby; and

         WHEREAS, the Mortgage provides that the Mortgagor shall, upon the written demand of the Mortgagee duly authorize, execute, and deliver and record and file all such supplemental mortgages and conveyances as may reasonably be requested by the Mortgagee to effectuate the intention of the Mortgage and to provide for the conveying, mortgaging and pledging of the property of the Mortgagor intended to be conveyed, mortgaged or pledged by the Mortgage to secure the payment of the principal of and interest on notes executed and delivered thereunder and pursuant thereto, or otherwise secured thereby, and the Mortgagee has in writing requested the execution and delivery of this Supplement (hereinafter called "this Supplemental Mortgage") to the Mortgage pursuant to such provision; and

         WHEREAS, it is further intended by the Mortgagor, at the request and with the consent of the Mortgagee, to amend the Mortgage in the respects hereinafter set forth; and

         WHEREAS, all acts, things, and conditions prescribed by law and by the articles of incorporation and bylaws of the Mortgagor have been duly performed and complied with to authorize the execution and delivery hereof and to make the Mortgage, as amended and supplement hereby, a valid and binding mortgage to secure the Outstanding Notes and other notes of the Mortgagor when and as executed and delivered under and pursuant to the Mortgage, as amended and supplemented hereby; and

         WHEREAS, the Mortgagee is authorized to enter into this Supplemental Mortgage; and

         WHEREAS, to the extent that any of the property described or referred to herein or in the Mortgage is governed by the provisions of the Uniform Commercial Code of any state (hereinafter called the "Uniform Commercial Code"), the parties hereto desire that this Supplemental Mortgage and the Mortgage collectively be regarded as a "security agreement" under the Uniform Commercial Code and that this Supplemental Mortgage be regarded as a "financing statement" under the Uniform Commercial Code for said security agreement.

         NOW, THEREFORE, in consideration of the premises and the sum of $5 in hand paid by the Mortgagee to the Mortgagor, the receipt whereof by the Mortgagor prior to the execution and delivery of this Supplement to the Restated Mortgage and Security Agreement is hereby acknowledged this Supplement to the Restated Mortgage and Security Agreement witnesseth as follows:

         1. The Mortgagor has executed and delivered this Supplemental Mortgage and has granted, bargained, sold, conveyed, warranted, assigned, transferred, mortgaged, pledged and set over, and by these presents does hereby grant, bargain, sell, convey, warrant assign, transfer, mortgage, pledge and set over, unto the Mortgagee and its respective assigns, all and singular the real and personal property described in the Mortgage as being mortgaged thereby and all and singular the real and personal property of the Mortgagor falling within the classes of property embraced in the description of the "Mortgaged Property" set forth in the Mortgage, including, without limitation, all and singular the real and personal property of said description heretofore or hereafter acquired by or constructed by or on behalf of the Mortgagor, and wheresoever situate, including, without limitation, the "Existing Electric Facilities" identified and the real estate specifically described (by reference to deeds or otherwise) in the Mortgage and mortgaged thereby (except such portions, if any, thereof as have been released prior to the execution and delivery of this Supplemental Mortgage), and including, without limitation, the property described, in Appendix A attached hereto:

TOGETHER WITH all plants, works, structures, erections, reservoirs, dams, buildings, fixtures and improvements now or hereafter located on any of the properties conveyed by any and all of the aforesaid deeds mentioned above, and all tenements, hereditament and appurtenances now or hereafter thereunto belonging or in any wise appertaining.

The description of each of the properties conveyed by and through the provisions of the aforesaid deeds is by reference made a part hereof as though fully set forth at length herein.

AND ALSO including, without limitation:

                                       I

All right, title and interest of the Mortgagor in and to all extensions and improvements of the "Existing Electric Facilities", as provided above, and additions thereto, including all substations, service and connecting lines (both overhead and underground), poles, towers, posts, cross arms, wires, cables, conduits, mains, pipes, tubes, transformers, insulators, meters, electrical connections, lamps, fuses, junction boxes, fixtures, appliances, generators, dynamos, water turbines, water wheels, boilers, steam turbines, motors, switchboards, switch racks, pipelines, machinery, tools, supplies, switching and other equipment, and any and all other property of every nature and description, used or acquired for use by the Mortgagor in connection therewith;

                                       II

All right, title and interest of the Mortgagor in, to and under any and all grants, privileges, rights of way and easements now owned, held, leased, enjoyed or exercised, or which may hereafter be owned, held, leased, acquired, enjoyed or exercised, by the Mortgagor for the purposes of, or in connection with, the construction or operation by or on behalf of the Mortgagor of electric transmission or distribution lines, or systems, whether underground or overhead or otherwise, or of any electric generating plant, wherever located;

                                       III

All right, title and interest of the Mortgagor in, to and under any and all licenses, franchises, ordinances, privileges and permits heretofore granted, issued or executed, or which may hereafter be granted, issued or executed, to it or to its assignors by the United States of America, or by any state, or by any county, township, municipality, village or other political subdivision thereof, or by any agency, board, commission or department of any of the foregoing, authorizing the construction, acquisition, or operation of electric transmission or distribution lines, or systems, or any electric generating plant or plants, insofar as the same may by law be assigned, granted, bargained, sold, conveyed, transferred, mortgaged, or pledged;

                                       IV

All right, title and interest of the Mortgagor in, to and under any and all contracts heretofore or hereafter executed by and between the Mortgagor and any person, firm, or corporation providing for the purchase, sale or exchange of electric power or energy by the Mortgagor together with any and all other accounts, contract rights and general intangibles (as such terms are defined in the applicable Uniform Commercial Code) heretofore or hereafter acquired by the Mortgagor;

                                        V

Also, all right, title and interest of the Mortgagor in and to all other property, real or personal, tangible or intangible, of every kind, nature and description, and wheresoever situated, now owned or hereafter acquired by the Mortgagor, it being the intention hereof that all such property now owned but not specifically described herein or acquired or held by the Mortgagor after the date hereof shall be as fully embraced within and subjected to the lien hereof as if the same were now owned by the Mortgagor and were specifically described herein to the extent only, however, that the subjection of such property to the lien hereof shall not be contrary to law;

Together with all rents, income, revenues, profits and benefits at any time derived, received or had from any and all of the above-described property of the Mortgagor.

TO HAVE AND TO HOLD the same forever, for the uses and purposes and upon the terms, conditions, provisos and agreements expressed and declared in the Mortgage, as amended and supplemented hereby.

         2. The Outstanding Notes are hereby confirmed as notes of the Mortgagor entitled to the security of the Mortgage, as amended and supplemented by this Supplement to the Restated Mortgage and Security Agreement, and of the property by the mortgage and this Supplement to the Restated Mortgage and Security Agreement mortgaged and pledged, or intended so to be, equally and ratably with one another and with other notes of the Mortgagor when and as executed and delivered under and pursuant to the Mortgage, as amended and supplemented hereby, without preference, priority or distinction as to interest or principal (except as otherwise specifically provided in the Mortgage, as amended and supplemented hereby) or as to lien or otherwise, of any one of the Outstanding Notes or such other notes over any other thereof and irrespective of the date of the execution, delivery or maturity thereof, or of the assignment or negotiation thereof or otherwise.

         3. Additional notes executed and delivered pursuant to Section 3.01 of Article III of the Mortgage, as amended hereby, are hereby included within the terms "Additional Notes" and "Notes", as defined in Mortgage, as amended hereby. The current CFC Note and refunding, renewal and substituted notes executed and delivered pursuant to said Section 3.01 of Article III are hereby included within the term "notes", as defined in the Mortgage, as amended hereby.

         4. The Mortgage is hereby amended by including therein, for purposes of Appendix A of the Restated Mortgage and Security Agreement, the Maximum Debt Limit provision contained in the Instruments Recital of this Supplemental Mortgage.

         5. All demands, notices, reports, approvals, designations, or directions required or permitted to be given under the Mortgage, as amended hereby, shall be in writing and shall be deemed to be property given if mailed by registered mail addressed to the proper party or parties at the following addresses:

         As to the Mortgagor:       Cap Rock Electric Cooperative, Inc.
                                    West Highway 80
                                    Post Office Box 700
                                    Stanton, Texas 79782-0700


         As to the Mortgagee:       National Rural Utilities Cooperative
                                    Finance Corporation (CFC)
                                    1115 30th Street, N.W.
                                    Washington, DC 20007

and as to any other person, firm, corporation or governmental body or agency having an interest herein by reason of being the holder of any note or otherwise, at the last address designated by such person, firm, corporation, governmental body or agency to the Mortgagor and the Mortgagee. The Mortgagor or the Mortgagee may from time to time designate to each other a new address to which demands, notices, reports, approvals, designations or directions may be addressed and from and after any such designation the address designated shall be deemed to be the address of such party in lieu of the address hereinabove given.

         6. To the extent that any of the property described or referred to herein and in the Mortgage is governed by the provisions of the Uniform Commercial Code, the Mortgage and this Supplement to the Restated Mortgage and Security Agreement, collectively, are hereby deemed a "Security Agreement" under the Uniform Commercial Code, and this Supplement to the Restated Mortgage and Security Agreement is also-hereby declared to be a "Financing Statement", under the Uniform Commercial Code for said security agreement. The mailing address of the Mortgagor as debtor, and of the Mortgagee as secured party, are as set forth in the Mortgage and in section 6 of the Supplemental Mortgage.

         7. All of the terms, provisions and covenants of the Mortgage, except as expressly modified hereby, shall be and remain in full force and effect.

         8. The invalidity of any one or more phrases, clauses, sentences, paragraphs or provisions of this Supplement to the Restated Mortgage and Security Agreement shall not affect the validity of the remaining portions hereof.

         9. This Supplement to the Restated Mortgage and Security Agreement may be simultaneously executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, CAP ROCK ELECTRIC COOPERATIVE. INC., as Mortgagor, has caused this Supplement to the Restated Mortgage and Security Agreement to be signed in its name and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, NATIONAL
RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Mortgagee, has caused this Supplement to the Restated Mortgage and Security Agreement to be signed in its name and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.

                                            CAP ROCK ELECTRIC COOPERATIVE, INC.


                                            by /s/ Russell E. Jones
                                              ---------------------------------
                                                              President
(Seal)
Attest   /s/ Alfred J. Schwartz
         -------------------------
                  Secretary

Signed, sealed and delivered this 17TH day of MAY , 1990 in the State of TEXAS and County of MARTIN on behalf of CAP ROCK ELECTRIC COOPERATIVE, INC. , a corporation, by its President and Secretary, in the presence of:

/s/ ILLEGIBLE
-----------------------------
          Witness

/s/ Nolan Simpson
-----------------------------

          Witness

/s/ ILLEGIBLE
----------------------------
Notary Public


(Notarial Seal)

My commission expires:


THE STATE OF TEXAS         X

COUNTY OF MARTIN           X

         THIS instrument was acknowledged before me on the 17Th day of MAY, 1990, by RUSSELL E. JONES, President of CAP ROCK ELECTRIC COOPERATIVE, INC., a Texas corporation, on behalf of said corporation.

                                                  /s/ ILLEGIBLE
                                                  -----------------------------
                                                  Notary Public, State of Texas

                                                  My Commission Expires 8/22/92

         9. One tract of land described in a deed dated May 7, 1975, by Lawrence E. Schwertner, and his wife, ArIa Mae Schwertner, as grantors, to Cap Rock Electric Cooperative, Inc. as grantee, and recorded in the office of the County Clerk of Reagan County, Texas, in Volume 59 on page 143.

         10. One tract of land described in a deed dated April 17, 1978, by Fred J. Hoelscher and wife, Ella Joy Hoelscher, as grantors to Cap Rock Electric Cooperative, Inc. as grantee, and recorded in the office of the County Clerk of Glasscock County, Texas, in Volume 166, page 582.

         11. One tract of land described in a deed dated May 8, 1978, by Cecil Wilkerson, et. al., as grantors to Cap Rock Electric Cooperative, Inc., as grantee, and recorded in the office of the County Clerk of Glasscock County, Texas in Volume 167, page 628.

         12. One tract of land described in a deed dated May 9, 1978, by Ray B. Barrett, Jr. and his wife, Patricia T. Barrett, as grantors, to Cap Rock Electric Cooperative, Inc,. as grantee, and recorded in the office of the County Clerk of Upton County, Texas in Volume 452, page 30.

         13. One tract of land described in a deed dated June 20, 1978, by E.E. Crittenden and his wife, Lottie L. Crittenden, as grantors, to Cap Rock Electric Cooperative, Inc., as grantee,a nd recorded in the office of the County Clerk of Borden County, Texas, Volume 156, page 469.

         14. One tract of land described in a deed dated December 19, 1980, by James D. Jones and his wife, Sharon Jones, as grantors, to Cap Rock Electric Cooperative, Inc., as grantee, and recorded in the office of the County Clerk of Martin County, Texas, in Volume 202, page 694.

         15. One tract of land described in a deed dated February 15, 1980, by Ruth Edward Kiser, as grantor, to Cap Rock Electric Cooperative, Inc., as grantee, and recorded in the office of County Clerk of Martin County, Texas in Volume 192, page 764.

         16. One tract of land described in a deed dated June 4, 1981, by R.C. Stewart, as grantor, to Cap Rock Electric Cooperative, Inc., as grantee, and recorded in the office of the County Clerk of Martin County, Texas in Volume 208, page 727.

         17. One tract of land described in a deed dated January 8, 1982, by W.D. Stroud and his wife, Geraldine Stroud, as grantors, to Cap Rock Electric Cooperative, Inc,, as grantee, and recorded in the office of the County Clerk of Martin County, Texas, in Volume 215, page 659.

         18. One tract of land described in a deed dated March 7, 1984, by TriCity Beverages, as grantor, to Cap Rock Electric Cooperative, Inc., as grantee, and recorded in the office of the County Clerk of Martin County, Texas in Volume 238, page 396.


Together with all plants, works, structures, erections, reservoirs, dams, buildings, fixtures and improvements now or hereafter located on any of the properties conveyed by any and all aforesaid deeds mentioned above and all tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in anywise appertaining.

The description of each of the properties conveyed by and through the provisions of the aforesaid deeds is by reference made a part hereof as though fully set forth at length therein.

                                       NATIONAL RURAL UTILITIES COOPERATIVE
                                       FINANCE CORPORATION


                                       by /s/ ILLEGIBLE
                                         -----------------------------
                                         SYSTEMS DEVELOPMENT MANAGER
                                         For Governor




(Seal)



Attest:    /s/ ILLEGIBLE
           -------------------------
           Assistant Secretary



Signed, sealed and delivered 14th day of May, 1990 in the District of Columbia, on behalf of National Rural Utilities Cooperative Finance Corporation, a corporation, by its Governor and Assistant Secretary, in the presence of:

/s/ Veronica Nelson
----------------------------------
            Witness

/s/ Sciessa K. Smallwood
----------------------------------
            Witness

/s/ Patricia Ruthharsh
----------------------------------
   Notary Public


(Notarial Seal)

My commission expires:
       7/14/93

                                   APPENDIX A

                                PROPERTY SCHEDULE

(a)      The Existing Electric Facilities are located in the following counties:
         Andrews, Dawson, Borden, Ector, Midland, Martin, Howard, Upton, Glasscock, Reagan, Sterling, Tom Green and Irion, all in Texas.

(b)      The property referred to in the Granting Clause includes the following:


         1. Two tracts of land described in a deed, dated April 12, 1972, by Cap Rock Refrigeration Cooperative, Inc., as grantor, to Cap Rock Electric Cooperative, Inc., as grantee, and recorded in the office of the County Clerk of Martin County, Texas, in Volume 143 on page 446.

         2. One tract of land described in a deed, dated April 22, 1960, by Cap Rock Refrigeration Cooperative, Inc., as grantor, to Cap Rock Electric Cooperative, Inc., as grantee, and recorded in the office of the County Clerk of Martin County, Texas, in Volume 82 on page 73.

         3. One tract of land described in a deed, dated June 5, 1956, by City of Stanton, Texas, as grantor, to Cap Rock Electric Cooperative, Inc., as grantee, and recorded in the office of the County Clerk of Martin County, Texas in Volume 74 on page 169.

         4. Two tracts of land described in a deed dated January 27, 1944, by W.A. Kaderli, as grantor, to Cap Rock Electric Cooperative, Inc., as grantee, and recorded in the office of the County Clerk of Martin County, Texas in Volume 50 on page 94 and 95.

         5. One tract of land described in a deed dated October 3, 1953, by Inez W. Luce and Ova B. Webb, as grantors, to Cap Rock Electric Cooperative, Inc., as grantee, and recorded in the office of the County Clerk of Martin County, Texas, in volume 75 on page 399.

         6. One tract of land described in a deed dated August l, 1974, by City of Stanton, Texas, as grantor, to Cap Rock Electric Cooperative, Inc., as grantee, and recorded in the office of the County Clerk of Martin County, Texas in Volume 156 on page 453.

         7. One tract of land described in a deed dated January 13, 1975, by R.C. Stewart, and his wife, Hazel Stewart, as grantors, to Cap Rock Electric Cooperative, Inc. as grantee, and recorded in the office of the County Clerk of Martin County, Texas, in Volume 159 on page 494.

         8. One tract of land described in a deed dated March 24, 1975, by Ervin A. Baumann, the wife, Norma L. Baumann, as grantors, to Cap Rock Electric Cooperative, Inc., as grantee, and recorded in the office of the County Clerk of Midland County, Texas, in Volume 591 on page 689.